OPPENHEIMER QUEST OFFICERS VALUE FUND, INC.
                 Supplement dated February 23, 1996 to the
                    Prospectus dated February 15, 1996




          The Prospectus dated February 15, 1996 is hereby amended by eliminating the following paragraph from the section captioned
"Investment Objective and Policies - Other Investment
Restrictions":

          - With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer
          (except that the Fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund).




February 23, 1996                                                PS0229.002




Oppenheimer Quest Officers Value Fund
Prospectus dated February 15, 1996

     Oppenheimer Quest Officers Value Fund (the "Fund"), a series of Oppenheimer Quest for Value Funds, is a mutual fund that seeks capital appreciation through investment in securities (primarily equity securities) of companies believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows through a non-diversified portfolio. The Fund may invest its assets in equity securities of companies without limit as to market capitalization. The Fund may invest up to 25% of its net assets in bonds rated below Baa3 by Moody's Investors Service, Inc. or BBB-by Standard & Poor's Corporation (commonly known as "high yield" or "junk bonds"). Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 15, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


     ABOUT THE FUND

     Expenses
     A Brief Overview of the Fund
     Financial Highlights
     Investment Objective and Policies
     How the Fund is Managed
     Performance of the Fund

     ABOUT YOUR ACCOUNT

     How to Buy Shares
     Class A Shares
     Class B Shares
     Class C Shares
     Special Investor Services
     AccountLink
     Automatic Withdrawal and Exchange Plans
     Reinvestment Privilege
     Retirement Plans
     How to Sell Shares
     By Mail
     By Telephone
     How to Exchange Shares
     Shareholder Account Rules and Policies
     Dividends, Capital Gains and Taxes
Appendix A:    Special Sales Charge Arrangements for Shareholders
               of the Former Quest for Value Funds Appendix B:
               Description of Ratings

ABOUT THE FUND

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly, based upon the Fund's fees and expenses in effect as of the date of this Prospectus after giving effect to the acquisition by OppenheimerFunds, Inc. (formerly, Oppenheimer Management Corporation) described below.

     -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund.  Please refer to "About Your
Account," from pages    through   , for an explanation of how and
when these charges apply.

                         Class          Class          Class
                         A Shares       B Shares       C Shares

Maximum Sales Charge
 on Purchases
 (as a % of
  offering price)        5.75%          None           None
Sales Charge on
Reinvested Dividends     None           None           None
Deferred Sales Charge
  (as a % of the
  lower of the
  original purchase
  price or redemption
  proceeds)              None(1)   5% in the first     1% if
                                   year, declining     redeemed
                                   to 1% in the        within 12
                                   sixth year          months of
                                   and eliminated      purchase(2)
                                   thereafter(2)

Exchange Fee             None      None                None


(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12, 18 or 24 calendar months from the end of the calendar month during which you purchased those shares, depending upon when you purchased such shares. See "How to Buy Shares - Class A Shares," below.

(2)  See "How to Buy Shares - Class B Shares" and "How to Buy
     Shares - Class C Shares" below, for more information on the contingent deferred sales charges.

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended October 31, 1995. These amounts are shown as a percentage of the average net assets of Class A shares of the Fund for that year. Class B and C shares have not been issued as of this date; accordingly, expense information for Class B and Class C shares is not set forth in the table below.

     The fees and expenses in the table below have been restated to reflect the elimination, effective as of February 1, 1996, of certain voluntary fee waivers and expense assumptions. Had the voluntary fee waivers and expense assumptions remained in effect, the "Management Fees," "12b-1 Distribution Plan Fees" and "Other Expenses" Class A shares would have been either waived in its entirety or reimbursed in full, and "Total Fund Operating Expenses" would have been zero. The 12b-1 Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.25% of the average annual net assets of that class. This plan and the plans for Class B and Class C shares are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.

                              Class
                              A Shares

Management Fees               1.00%
12b-1 Distribution             .50%
  Plan Fees
Other Expenses                 .97%
                              -----
Total Fund Operating
  Expenses (Restated)         2.47%

     -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in Class A shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for Class A shares are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                         1 year    3 years   5 years   10 years

Class A Shares           $25       $77       $132      $281

     If you did not redeem your investment, it would incur the following expenses:

Class A Shares           $25       $77       $132      $281

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview of the Fund

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- What is the Fund's Investment Objective? The Fund seeks capital appreciation through investment in securities (primarily equity securities) of companies believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows through a non-diversified portfolio.

     -- What Does the Fund Invest in? The Fund invests primarily in equity securities including common stocks and preferred stocks; bonds, debentures and notes convertible into common stock and depository receipts for such securities. The Fund may invest its assets in equity securities of companies with no limit as to market capitalization. The Fund may invest up to 25% of its net assets in bonds rated below Baa 3 by Moody's Investors Service, Inc. or BBB-by Standard & Poor's Corporation (commonly known as "high yield" or "junk bonds"). To provide liquidity, the Fund typically invests a part of its assets in various types of U.S. government securities and money market instruments. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such securities. These investments are more fully explained in "Investment Objective
and Policies," starting on page   .

     -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc., which supervises the Fund's
investment program and handles its day-to-day business.    The
Manager (including a subsidiary) manages investment company portfolios having over $40 billion in assets as of December 31, 1995. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's sub-adviser is OpCap Advisors (the "Sub-Adviser"), a subsidiary of Oppenheimer Capital, which is paid a fee by the Manager. The Sub-Adviser provides day-to-day portfolio management of the Fund. The Fund's portfolio manager is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the Manager, the Sub-Adviser and the portfolio manager. Please refer to "How the Fund is Managed,"
starting on page    for more information about the Manager, the
Sub-Adviser and their fees.

     -- How Risky is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general stock and bond market movements, the change in value of particular stocks because of an event affecting the issuer or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund's investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective, and your shares may be worth more or less than their original cost when you redeem them. Please
refer to "Investment Objective and Policies" starting on page   for
a more complete discussion of the Fund's investment risks.

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page __ for more details.

     -- Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but have different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge of up to 1% if held for less than 12, 18 or 24 months, depending upon when you purchased such shares. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within six years or 12 months, respectively, of buying them. There is also an annual asset-based sales charge on each class of shares. Please review "How To Buy Shares" starting on
page    for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page
 .  The Fund also offers exchange privileges to other Oppenheimer
funds, described in "How to Exchange Shares" on page   .

     -- How Has the Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total return, which measure historical performance.
Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad stock market index, which we have done on page __. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table below presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors for such period, whose report on the Fund's financial statements for the fiscal year ended October 31, 1995 is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

                                             PERIOD ENDED
                                             OCTOBER 31,
                                             1995(1)

PER SHARE OPERATING DATA:
Net asset value, beginning of period         $10.00(2)
--------------------------------------------------------
Income from investment operations:
Net investment income                          0.24
Net realized and unrealized
gain on investments                            2.10
                                             ------
Total income from investment
operations                                     2.34


--------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends to shareholders from net
investment income                             (0.04)
--------------------------------------------------------
Net asset value, end of period               $12.30
                                             ======
========================================================
TOTAL RETURN, AT NET ASSET VALUE(3)           23.44%
========================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $3,647
--------------------------------------------------------
Ratios to average net assets:
Net investment income(4,5)                     2.44%(6)
Expenses(4,5)                                  0.00%(6)
--------------------------------------------------------
Portfolio turnover rate(7)                   108.0%

1. For the period from November 8, 1994 (commencement of operations) to October 31, 1995.
2. Offering price.
3.Assumes reinvestment of all dividends. Aggregate (not annualized) total return is shown.
4. During the period presented above, the Adviser has voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the annualized ratio of net investment income to average daily net assets and the annualized ratio of expenses to average daily net assets would have been 0.47% and 1.97%, respectively.
5. Average net assets for the period November 8, 1994 (commencement of operations) to October 31, 1995 were $2,873,318.
6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1995 were $3,805,864 and $2,226,410, respectively.

Investment Objective and Policies

Objective. The Fund seeks capital appreciation through investment in securities (primarily equity securities) of companies believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows through a non-diversified portfolio.

Investment Policies and Strategies. The Sub-Adviser, OpCap Advisors (formerly known as Quest for Value Advisors), manages the Fund in accordance with the Fund's investment objective and policies described below pursuant to a Subadvisory Agreement with the Manager. The Fund may invest its assets in equity securities of companies with no limit as to market capitalization. The Fund may invest up to 25% of its net assets in bonds rated below Baa 3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P")(commonly known as "high yield" or "junk bonds"). For the purposes of this Prospectus the term equity securities is defined as common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities.

     To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may
invest up to 100% of its assets in such securities.   At any time
that the Fund for temporary defensive purposes invests in such securities, to the extent of such investments, it is not pursuing its investment objective.

     -- Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. Except as indicated, the investment objective and policies described above are fundamental policies; the Fund's investment policies and practices described elsewhere in this Prospectus or in the Statement of Additional Information are not "fundamental" unless stated to be "fundamental".

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

     -- Stock Investment Risks. Because the Fund normally invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry. Not all of these factors can be predicted.

     The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

     -- Foreign Securities. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts, European Depository Receipts or Global Depository Receipts. There is no limit to the amount of foreign securities the Fund may acquire. The Fund does not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but, as described below in "Hedging", may enter into foreign currency contracts to hedge its foreign currency exposure.

     - Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. The Fund may invest in emerging market countries; such countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

     -- Risks of Fixed-Income Securities. The Fund may invest in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds, described below, are subject to credit risks to a greater extent than lower yielding, investment grade bonds.

     The Fund may invest up to 25% of its net assets in high-yield, "lower-grade" bonds (or high-yielding unrated bonds), commonly known as "junk bonds." The Fund is not obligated to dispose of securities that are downgraded below investment grade after the Fund buys them. "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa3" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB-" by Standard & Poor's Corporation ("S&P"). Appendix B to this Prospectus describes these rating categories. If a debt security is rated below investment grade by one rating agency and as investment grade by a different rating agency, Op Cap Advisors will make a determination as to the debt security's investment grade quality. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. More information about investment in fixed-income securities, including convertible securities, is contained in the Statement of Additional Information.

     -- Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants or rights. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.

     -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover (excluding turnover of securities having a maturity of one year or less) is not expected to be more than 100% each year. The "Financial Highlights" table above, shows the Fund's portfolio turnover rate during past fiscal years.

     Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. It may also affect the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

     -- Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund may not invest more than 5% of its total assets in securities of small, unseasoned issuers. See "Investing in Small, Unseasoned Companies" in the Statement of Additional Information for a further discussion of the risks involved in such investments.

     -- Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

     Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

     - Futures. The Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures) or foreign currencies (these are called
Forward Contracts and are discussed below).

     - Put and Call Options.  The Fund may buy and sell put options
(puts) and call options (calls) on broadly-based stock indices, foreign currencies or on Stock Index Futures. All options purchased or sold by the Fund will be traded on a U.S. or foreign commodities exchange or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System or with other broker-dealers approved by the Board of Trustees.

     When the Fund writes (that is, sells) a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised.
If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised.

     The Fund may purchase and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to broadly-based stock indices, foreign currencies or Stock Index Futures. The Fund can buy a put on a Stock Index Future whether or not the Fund owns the particular Stock Index Future in its portfolio. The Fund may write puts on broadly-based stock indices, foreign currencies or Stock Index Futures, but only if those puts are covered by segregated liquid assets. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated.

     - Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or in a closely-correlated currency.

     - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.
If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

     -- Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. As a matter of fundamental policy, the Fund will not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options. The Fund's percentage limitation on illiquid and restricted investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

     -- Loans of Portfolio Securities. To attempt to raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned, is not expected to exceed 33-1/3% of the value of the total assets of the Fund. Other conditions to which loans are subject are described in the Statement of Additional Information. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

     -- Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for liquidity purposes. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

     The Fund may enter into reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline more than or appreciate less than the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings by the Fund.

     Investment in repurchase agreements having a maturity beyond seven days is subject to the limitations set forth above under "Illiquid and Restricted Securities." There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.
     -- "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis or on a "firm commitment" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

     -- Non-diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 so that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. However, the Fund intends to conduct its operations so as to qualify as "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Fund from liability for Federal income tax to the extent that more than 90% of its earnings are distributed to shareholders. Among the requirements for such qualification are that: (1) not more than 25% of the market value of the Fund's total assets will be invested in securities of a single issuer, and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

- With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (except that the Fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the
Fund).

- With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer (this restriction does not apply to U.S. government securities).

- Purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class (this restriction does not apply to U.S. government securities).

- Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry); (this restriction does not apply to U.S. government securities).

- Borrow money in excess of 33 1/3% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets.


- Invest more than 15% of the Fund's total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options. Notwithstanding this investment restriction, the Fund may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Sub-Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security.

- Invest more than 5% of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. (This restriction is not a fundamental policy of the Fund, but was adopted to comply with a state's securities laws).

     All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in November, 1994 as an open-end management investment company and is one of four investment portfolios or "series" of Oppenheimer Quest for Value Funds (the "Trust"). The Trust is an open-end management investment company organized on April 17, 1987 as a Massachusetts business trust, with an unlimited number of authorized shares of beneficial interest. Each of the four series of the Trust is a fund that issues its own shares, has its own investment portfolio and its own assets and liabilities.

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager and the Sub-Adviser. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee to take other action described in the Declaration of Trust of the Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund s investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager s responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

The Sub-Adviser. The Manager has retained OpCap Advisors, the Sub-Adviser, to provide day-to-day portfolio management of the Fund. The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, a registered investment advisor. Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.

     Prior to November 22, 1995, OpCap Advisors was named Quest for Value Advisors and was the investment adviser to the Fund. Effective as of such date, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds, including the Fund. Pursuant to this acquisition and Fund shareholder approval received on November 3, 1995, the Fund entered into the following agreements on November 22, 1995: the Investment Advisory Agreement between the Fund and the Manager, and the distribution and service plans and agreements between the Fund and the Distributor. Further, the Manager entered into a subadvisory agreement with the Sub-Adviser for the benefit of the Fund. These agreements are described below.

     -- Portfolio Manager. The Fund's portfolio manager, Mr. Jeffrey C. Whittington, is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. Mr. Whittington, who is also a Senior Vice President of Oppenheimer Capital, has been the Fund's portfolio manager since its inception and has been a portfolio manager at Oppenheimer Capital since August, 1994, and from June 1986 to May 1991. From August 1993 to July 1994 he was a portfolio manager with Neuberger & Berman. From October 1991 to July 1993, he was a portfolio manager with Oppenheimer & Co., Inc.

     The Sub-Adviser's equity investment policy is overseen by George Long, Managing Director and Chief Investment Officer for
Oppenheimer Capital, the parent of the Sub-Adviser. Mr. Long has been with Oppenheimer Capital since 1981.

     -- Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager an annual fee of 1.0% of the Fund's average net assets. This management fee is higher than that paid by most other investment companies. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs; the Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

       The Manager will pay the Sub-Adviser an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

     OpCap Advisors may select its affiliate Oppenheimer & Co., Inc. ("Opco"), a registered broker-dealer to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco, the Sub-Adviser may consider their record of sales of shares of the Fund. Further information about the Fund's brokerage policies and practices are set forth in "Brokerage Policies of the Fund" in the Statement of Additional Information.

     -- The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

     -- The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund. It also acts as the shareholder servicing agent for certain other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance information may help you see how well your investment in the Fund has done over time and to compare it to other funds or market indices, as we have done below.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     -- Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period (or less) for Class C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted at net asset value, without including the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended October 31, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based stock market index.

     -- Management's Discussion of Performance. During the Fund's first fiscal year, the domestic stock market reached record highs. The Fund was substantially invested in equity securities during this time (approximately 59% as of October 31, 1995) and participated in the stock market's strong performance. During the fiscal year, the Sub-Adviser sought investments in the following major industry sectors: insurance; tobacco, beverage and food; oil and gas; and automotive. The remainder of the Fund's assets were invested in short-term government agency and corporate notes.

     -- Comparing the Fund's Performance to the Market. The graph below shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held from inception (November 8, 1994) until October 31, 1995. Class B and C shares have not been issued as of this date; consequently, no information on such classes is included in the graph.

     The Fund's performance is compared to the performance of the Standard & Poor's 400 Mid-Cap Index, a capitalization-weighted index of 400 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and the NASDAQ and is recognized as a measure of the performance of "mid-capitalization" stocks. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. The Fund's performance reflects the deduction of the current maximum sales charge of 5.75% for Class A shares and the reinvestment of all dividends and capital gains distributions, and the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P Mid-Cap 400 index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

                  Oppenheimer Quest Officers Value Fund
                       Comparison of Change in Value
                   of $10,000 Hypothetical Investments
               in Oppenheimer Quest Officers Value Fund and
                         the S&P 400 Mid-Cap Index

                                  [Graph]
         Past performance is not predictive of future performance.

Average Annual Total Returns
of the Fund at 10/31/95


Class A Shares(1)

          Life

          16.35%
-------------------
(1) The average annual total return and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the current applicable 5.75% maximum initial sales charge. The Fund commenced operations on November 8, 1994.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. Currently, the only class of shares offered is Class A shares, and such Class A shares are only offered to the following individuals and entities at this time: (i) officers, directors, trustees and employees (and members of their "immediate families", as hereinafter defined) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees and (ii) officers, directors, trustees and employees of Oppenheimer Capital, and its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them.

The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

 -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds or Former Quest for Value Funds (as defined below), you will not pay an initial sales charge, but if you sell any of those shares within 12, 18 or 24 months of buying them, you may pay a contingent deferred sales charge in an amount that depends upon when you bought such shares. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

 -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

 -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C
Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

 In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

 The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

 -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or C shares for which no initial sales charge is paid.

 Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

 However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

 And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares respectively from a single investor.

 Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Funds Right of Accumulation.

 Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

 -- Are There Differences in Account Features That Matter to
You? Because some account features may not be available for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

 -- How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

 With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

 Under pension and profit-sharing plans and Individual
Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset
Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

 There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other
OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

 -- How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

 -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

 -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

 -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

 Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

 -- Asset Builder Plans. You may purchase shares of the Fund
(and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

 -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

 If you buy shares through a dealer, the dealer must receive your order by the regular close of business of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to shareholders of the Former Quest for Value Funds (as defined in that Appendix), including the Fund.


Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

-----------------------------------------------------------------
                       Front-End Sales Charge    Commission
                         As a Percentage of      as Percentage
                       Offering      Amount      of Offering
Amount of Purchase     Price         Invested    Price
----------------------------------------------------------------
Less than $25,000      5.75%         6.10%       4.75%

$25,000 or more but
less than $50,000      5.50%         5.82%       4.75%

$50,000 or more but
less than $100,000     4.75%         4.99%       4.00%

$100,000 or more but
less than $250,000     3.75%         3.90%       3.00%

$250,000 or more but
less than $500,000     2.50%         2.56%       2.00%

$500,000 or more but
less than $1 million   2.00%         2.04%       1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

 -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:

 - Purchases aggregating $1 million or more, or

 - Purchases by an OppenheimerFunds prototype 401(k) plan that:
(1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

 Shares of any of the OppenheimerFunds that offer only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

 If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge. Class A shares of the Fund purchased without a contingent deferred sales charge on or prior to the date of this Prospectus will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus.

 In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

 No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 12, 18 or 24 months of the end of the calendar month of the purchase of the exchanged shares, depending upon the date of purchase the sales charge will apply.

 -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

 -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

 Additionally, you can add together current purchases of Class
A and Class B shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

 -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

 -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below.
There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

 - the Manager or its affiliates;

 - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced
Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

 - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

 - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

 - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

 - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients;

 - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

 - directors, trustees, officers or full time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

 - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

 - any unit investment trust that has entered into an appropriate agreement with the Distributor;

 - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

 - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by March 31, 1996.

 Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

 - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

 - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

 - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

 - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

 - shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

 Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

 - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including
OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

 - to return excess contributions made to Retirement Plans;

 - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

 - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

 - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

 - for distributions from OppenheimerFunds prototype 401(k)
plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

 -- Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% for Class A shares purchased on or after September 1,
1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.

 Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

 The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                         Contingent Deferred Sales Charge
Beginning of Month In Which         on Redemptions in that Year
Purchase Order was Accepted         (As % of Amount Subject to
Charge)



0 - 1                          5.0%
1 - 2                          4.0%
2 - 3                          3.0%
3 - 4                          3.0%
4 - 5                          2.0%
5 - 6                          1.0%
6 and following                None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

 -- Automatic Conversion of Class B Shares. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

 -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

 The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

 The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

 The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

 -- Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Waivers of Class
B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

 -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

 The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

 The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

 The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensation of personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class C shares before the plan was terminated.

 -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers for Redemptions in Certain Cases.  The Class B and
Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

 - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

 - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

 - returns of excess contributions to Retirement Plans;

 - distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

 - shares redeemed involuntarily, as described in "Shareholder
Account Rules and Policies," below; or

 - distributions from OppenheimerFunds prototype 401(k) plans:
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the IRC; (5) for separation from service.

 Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

 - shares sold to the Manager or its affiliates;

 - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

 - shares issued in plans or reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

 AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

 -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

 -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

 - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

 - Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

 - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. Each Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

 -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

 -- Automatic Exchange Plans. You can authorize the Transfer
Agent to exchange an amount you establish in advance automatically for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of a Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

 - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

 - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

 - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

 - Pension and Profit-Sharing Plans for self-employed persons and small business owners

 - 401(k) prototype retirement plans for businesses

 Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

 You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

 -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

 -- Certain Requests Require A Signature Guarantee. To protect you and each Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

 - You wish to redeem more than $50,000 worth of shares and receive a check
 - The redemption check is not payable to all shareholders listed on the account statement
 - The redemption check is not sent to the address of record on your statement
 - Shares are being transferred to a Fund account with a different owner or name
 - Shares are redeemed by someone other than the owners (such as an Executor)

 -- Where Can I Have My Signature Guaranteed?  The Transfer
Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

 - Your name
 - The Fund's name
 - Your Fund account number (from your account statement)
 - The dollar amount or number of shares to be redeemed
 - Any special payment instructions
 - Any share certificates for the shares you are selling,
 - The signatures of all registered owners exactly as the account is registered, and
 - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for       Send courier or Express Mail
request by mail:                    requests to:
OppenheimerFunds Services      OppenheimerFunds Services
P.O. Box 5270                       10200 E. Girard Avenue, Building
D
Denver, Colorado 80217              Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

 - To redeem shares through a service representative, call 1-
800-852-8457
 - To redeem shares automatically on PhoneLink, call 1-800-533-
3310

 Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

 -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in each 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

 -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

 Shares of the Funds may be exchanged for shares of certain
OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

 - Shares of the fund selected for exchange must be available for sale in your state of residence
 - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
 - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
 - You must meet the minimum purchase requirements for the fund you purchase by exchange
 - Before exchanging into a fund, you should obtain and read its prospectus

 Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

 Exchanges may be requested in writing or by telephone:

 -- Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

 -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

 You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

 There are certain exchange policies you should be aware of:

 - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

 - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

 - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

 - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

 -- Net Asset Value Per Share is determined for each class of shares as of the close of the New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of each Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value each Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

 -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

 -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Funds at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

 -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor a Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

 -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.


 -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

 -- The redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

 -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

 -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

 -- Under unusual circumstances, shares of a Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

 -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

 -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.


 -- To avoid sending duplicate copies of materials to households, each Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

 -- Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is OppenheimerFunds Services, a division of the Manager, whose address is P.O. Box 5270, Denver Colorado 80217. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, and other accounts for which Unified Management Corporation is the dealer of record.

Dividends, Capital Gains and Taxes

 Dividends.  The Fund declares dividends separately for Class
A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders following the end of its fiscal year, which is October 31. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

 -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

 -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

 -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

 -- Reinvest Your Distributions in Another OppenheimerFunds
Account. You can reinvest all distributions in another
OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year each Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

 -- "Buying a Dividend": When a Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

 -- Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

 -- Returns of Capital: In certain cases distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

 This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.

                                APPENDIX A

            Special Sales Charge Arrangements for Shareholders
                   of the Former Quest for Value Funds


 The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds."

Class A Sales Charges

-- Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

- Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                      Front-End      Front-End
                      Sales          Sales          Commission
                      Charge         Charge         as
                      as a           as a           Percentage
Number of                  Percentage     Percentage     of
Eligible Employees         of Offering    of Amount      Offering
or Members            Price          Invested  Price

9 or fewer                 2.50%          2.56%     2.00%

At least 10 but not
 more than 49                   2.00%          2.04%     1.60%

 For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 29 to 30 of this Prospectus.

 Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 millon or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

--  Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer Funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

--  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

 - Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

 - Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

--  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

 - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

 - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

--  Waivers for Redemptions of Shares Purchased Prior to March 6,
1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

--  Waivers for Redemptions of Shares Purchased on or After March
6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                                Appendix B

                          DESCRIPTION OF RATINGS

Bond Ratings

-- Moody's Investors Service, Inc.

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

-- Standard & Poor's Corporation

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C."
Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

-- Fitch Investors Service, Inc.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Short-Term Debt Ratings.

-- Moody's Investors Service, Inc. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

-- Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated
"A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

-- Fitch Investors Service, Inc. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

-- Duff & Phelps, Inc.   The following ratings are for commercial
paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

-- IBCA Limited or its affiliate IBCA Inc.   Short-term ratings,
including commercial paper (with maturities up to 12 months), are as follows:

A1+: Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

-- Thomson BankWatch, Inc. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                        APPENDIX TO PROSPECTUS OF
                   OPPENHEIMER QUEST OFFICERS VALUE FUND


 Graphic material included in Prospectus of Oppenheimer Quest Officers Value Fund: "Comparison of Total Return of Oppenheimer Quest Officers Value Fund with the S&P 400 Mid-Cap Index - Change in Value of $10,000 Hypothetical Investment in Class A Shares of Oppenheimer Quest Officers Value Fund and the S&P 400 Mid-Cap Index"

 A linear graph will be included in the Prospectus of Oppenheimer Quest Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. That graph will cover the performance of Class A shares of the Fund since inception (November 8, 1994) 10/31/95; Class B and Class C shares are not included as such shares are not currently issued. The graph will compare such values with hypothetical $10,000 investment over the same time period in the S&P 400 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 400 Mid-Cap Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

Fiscal Period     Oppenheimer Quest         S&P 400
Ended Officers Value Fund                   Index

11/08/94          $10,000                   $10,000
10/31/95          $12,344                   $12,332

Oppenheimer Quest Officers Value Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

prosp\229psp.#1

OPPENHEIMER QUEST OFFICERS VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

Statement of Additional Information dated February 15, 1996


This document contains additional information about the Fund and supplements information in the Prospectus dated February 15, 1996. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                         Page

About the Fund
Investment Objective and Policies
  Investment Policies and Strategies
  Other Investment Techniques and Strategies
  Other Investment Restrictions
How the Fund is Managed
  Organization and History
  Trustees and Officers of the Fund
  The Manager and Its Affiliates
Brokerage Policies of the Fund
Performance of the Fund
Distribution and Service Plans
About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Information About the Fund
Independent Auditors' Report
Financial Statements
Appendix A: Corporate Industry Classifications           A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. The Fund is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"). Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     -- Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad. In connection with purchases on foreign securities exchanges, although the Fund may purchase securities issued by companies in any country, developed or underdeveloped, the Fund does not presently intend to purchase securities issued by companies in underdeveloped countries.

     Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Trust's Board of Trustees where required under applicable rules of the Securities and Exchange Commission (the "SEC").

     - Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     -- U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government Securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

       Money Market Securities. As stated in the Prospectus, the Fund typically invests a part of its assets in money market securities, and may invest up to 100% of its total assets in money market securities for temporary defensive purposes. Money market securities in which the Fund may invest include the following:

     - Time Deposits and Variable Rate Notes. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. However, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for the Fund.

     The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for the Fund, there is no limitation on the type of issuer from whom these notes will be purchased. However, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Sub-Adviser") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     - Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     --  Convertible Securities.     The Fund may invest in fixed-
income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

     -- Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

     - Lower-Grade Securities. As stated in the Prospectus, the Fund may invest up to 25% of its net assets in bonds rated below Baa3 by Moody's or BBB- by Standard & Poor's (commonly known as "high yield" or "junk bonds"). The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest.

     Some of the principal risks of high yield securities include:
(i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.


     -- Rights and Warrants. The Fund may not invest more than 5% of its total assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). Of such 5%, not more than 2% of the total assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     -- Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. If other investment companies and investors that invest in this type of securities trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

     -- Borrowing. From time to time, the Fund may increase its ownership of securities by borrowing from banks on a unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of that Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing and amounts covering the Fund's obligations under "forward roll" transactions. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.

Other Investment Techniques and Strategies

     -- When-Issued Securities. The Fund may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of the Fund would be so committed.

     -- Repurchase Agreements and Reverse Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline more than or appreciate less than the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for purposes of the Fund's limitation on borrowing.

     -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-Advisor under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     -- Hedging With Options and Futures Contracts. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures, (ii) buy puts, or (iii) write covered calls (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or (ii) buy calls on Stock Index Futures. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

     - Writing Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income.
If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

     - Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     - Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Stock Index Futures. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

     Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this Rule, the Fund is not limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, aggregate initial futures margins and related options premiums are limited to 5% or less of the Fund's net asset value for other than bona fide hedging strategies employed by the Fund within the meaning and intent of applicable provisions of the Commodity Exchange Act and CFTC regulations thereunder.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     - Additional Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     - Invest in real estate or interests in real estate (including limited partnership interests), but may purchase readily marketable securities of companies holding real estate or interests therein;

     - Purchase securities on margin;

     - Underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio (except that the Fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund);

     - Mortgage, hypothecate or pledge any of its assets;

     - Invest or hold securities of any issuer if the Officers and Trustees of the Fund or its Manager or Sub-Adviser owning individually more then 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; or

     - Invest in companies for the primary purpose of acquiring control or management thereof (except that the Fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund);

     - Invest in physical commodities or physical commodity contracts, or speculate in financial commodity contracts, but may purchase and sell stock futures contracts and options on such futures contracts exclusively for hedging purposes;

     - Write, purchase or sell puts, calls, or combinations thereof on individual stocks, but may purchase or sell exchange traded put and call options on stock indices to protect the Fund's assets.

     In connection with the registration of its shares in certain states, the Fund has made the following undertakings. These undertakings shall terminate if the Fund ceases to qualify its shares for sale in that state or if the state's rules or regulations are amended.

     The Fund has agreed not to make loans to any person or individual (except that portfolio securities may be loaned within the limitations set forth in the Prospectus), not to make short sales of securities except "against-the-box" and not to invest in interests in oil, gas or other mineral exploration or development programs or leases.

How the Fund is Managed

Organization and History. Oppenheimer Quest Officers Value Fund (referred to as the "Fund") is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"), a Massachusetts business trust. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Trust. The Trust's Trustees and officers, and the Fund's portfolio manager (who is not an officer), are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the Trustees are also trustees of Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and The Rochester Funds (Rochester Fund Municipals, Rochester Portfolio Series and Rochester Fund Series). As of January 25, 1996, the Trustees and officers of the Trust as a group owned less than 1% of the Fund's issued and outstanding shares. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the officers listed below, Mr. Donohue, is a trustee), other than the shares beneficially owned under that plan by officers of the Trust listed below.

Bridget A. Macaskill, Chairman of the Board of Trustees and
President*; Age: 47
Chief Executive Officer, President and Chief Operating Officer of the Manager; prior thereto, Chief Operating Officer of the Manager and Executive Vice President of the Manager. Vice President and a Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Shareholder Services, Inc.("SSI"), Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation ("HarbourView"), all of which are subsidiaries of the Manager; a Trustee of the New York-based and Denver-based Oppenheimer funds.

[FN]
-------------
*A Trustee who is an "interested person" as defined in the Investment Company Act.

Paul Y. Clinton, Trustee; Age: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010
Director, External Affairs, Kravco Corporation (national real estate owner and property management); formerly President of Essex Management Corporation (management consulting company); Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly:
a general partner of Capital Growth Fund (venture capital partnership); a general partner of Essex Limited Partnership (investment partnership); President of Geneve Corp. (venture capital fund); Chairman of Woodland Capital Corp. (small business investment company); and Vice President of W.R. Grace & Co.

Thomas W, Courtney, Trustee; Age: 66
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Lacy B. Herrmann, Trustee; Age: 66
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of Quest Cash Reserves, Inc., and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

George Loft, Trustee; Age: 80
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc., and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.

Jeffrey C. Whittingon, Portfolio Manager; Age 38
Two World Financial Center, 225 Liberty Street, New York, New York
10080
Senior Vice President of Oppenheimer Capital; formerly a portfolio manager at Neuberger & Berman and prior thereto, a portfolio manager at Oppenheimer & Co., Inc.

Robert C. Doll, Jr., Vice President; Age: 41
Executive Vice President and Director of Equity Investments of the Manager; an officer and Portfolio Manager of other Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 45
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; Vice President, Treasurer and Secretary of OppenheimerFunds Services and Shareholder Financial Services, Inc. ("SFSI)", a transfer agent subsidiary of the Manager; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 47
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 29
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting, an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company.

     -- Remuneration of Trustees. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill) received the total amounts shown below from (i) the Fund during its fiscal period November 8, 1994 (commencement of operations) to October 31, 1995 and (ii) other investment companies (or series thereof) managed by OpCap Advisors (previously named Quest for Value Advisors), or an affiliate thereof, during the fiscal year ended October 31, 1995 (the "Fund Complex"). OpCap Advisors, or an affiliate thereof, served as the investment adviser to the Fund Complex prior to November 22, 1995; effective as of such date, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of OpCap Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds (or series thereof) included in the Fund Complex.

                       Pension or
                       Retirement
     Aggregate         Benefits     Estimated   Total
     Compensation      Accrued as   Annual      Compensation
     from the          Part of Fund Benefits Upon           From Fund
Name of Person         Fund(1)      Expenses    Retirement  Complex
Paul Y. Clinton        $0           None        None        $61,650
Thomas W. Courtney     $0           None        None        $60,900
Lacy B. Herrmann       $0           None        None        $61,650
George Loft            $0           None        None        $61,650

(1)Reflects compensation from the commencement of operations of the Fund (November 8, 1994) to October 31, 1995.

Messrs. Clinton, Courtney and Herrmann earned directors fees with respect to 18 investment companies in the Fund Complex and the fees earned by Mr. Loft were with respect to 19 investment companies in the Fund Complex. During such period the non-interested Trustees received fees from three investment companies for which they no longer serve as directors and which are no longer part of the Fund Complex but for which OpCap Advisors currently serves as subadviser. In addition, during such periods, Mr. Clinton and Mr. Courtney each served as director with respect to three investment companies in the Fund Complex for which they received no fees, and Mr. Loft and Mr. Herrmann each served as director with respect to 10 investment companies in the Fund Complex for which they received no fees. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company.

     -- Major Shareholders. Although the Fund is authorized to issue three classes of shares, currently only Class A shares have been issued and are outstanding. As of January 25, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's Class A shares except the following: (i) Oppenheimer & Co., Inc. P.O. Box 3484 Church Street Station, New York, New York 10008-8484, which owned of record for the benefit of employee accounts 21,934.229 and 21,868.622 Class A shares representing 6.13% and 6.11%, respectively, of the outstanding Class A shares as of such date; and (ii) Jeffrey C. Whittington, 10 Bleecker Street, New York, New York 10012-2438 who owned of record and beneficially 21,868.22 Class A shares, representing 6.11% of the outstanding Class A shares as of such date.

The Manager and its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager s directors and officers, some of whom also serve as officers of the Fund and one of whom (Ms. Macaskill) also serves as an officer and a Trustee of the Fund.

     The Manager and the Trust have a Code of Ethics. In addition to having its own Code of Ethics, the Sub-Adviser is subject to a reporting obligation to the Manager under this Code of Ethics. The Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including the Fund's portfolio manager, who is an employee of the Sub-Adviser, that would compete with or take advantage of the Funds portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     -- The Investment Advisory Agreement. The Manager acts as investment adviser to the Fund pursuant to the terms of an Investment Advisory Agreement dated November 22, 1995. The Sub-Adviser previously served as the Fund's investment adviser since the Fund's inception (November 8, 1994) through to and including November 22, 1995.

     Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund, including completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense, except that each class of shares of the Fund will pay the Manager an annual fee for calculating the Fund s daily net asset value as follows: Class A - $25,000; Class B - $18,000; and Class C - $12,000.

     Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor under the General Distributor's Agreement will be paid by the Fund. Expenses with respect to the Trust's four portfolios, including the Fund, are allocated in proportion to the net assets of the respective portfolio, except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares," below. The Investment Advisory Agreement lists examples of expenses paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) shall not exceed the most stringent state regulatory limitation application to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.

     Pursuant to the undertaking, the Manager's fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this expense limitation.
The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund s expenses under this undertaking would lower the Fund s overall expense ratio and increase its total return during any period in which expenses are limited.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" as part of its name may be withdrawn.

     The Investment Advisory Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Fund is not required to pay any additional fees for such services. The Manager has retained the Sub-Adviser (previously named Quest for Value Advisors) pursuant to a separate Subadvisory Agreement, dated as of November 22, 1995, with respect to the Fund as described below.

-- Fees Paid Under the Prior Investment Advisory Agreement. The Sub-Adviser served as investment adviser to the Fund from the inception of the Fund (November 8, 1994) until November 22, 1995. During the period November 8, 1994 (commencement of operations) to October 31, 1995, the Sub-Adviser voluntarily waived its advisory fee of $28,182 and reimbursed the Fund for all other operating expenses of $27,467. Such voluntary waivers and reimbursements were terminated effective February 1, 1996.

-- The Subadvisory Agreement. The Subadvisory Agreement provides that the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, the Sub-Adviser agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreements, on June 22, 1995 and by the shareholders of the Fund at a meeting held for that purpose on November 3, 1995.

     Under the Subadvisory Agreement, the Manager will pay the Sub-Adviser an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of the effective date of the Subadvisory Agreement (the "base amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount.

     The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     -- The Distributor. Under a General Distributor s Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the Fund s principal underwriter in the continuous public offering of Class A, Class B and Class C shares of the Fund but is not obligated to sell a specific number of shares. To date, Class B and Class C shares have not been issued. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. For the period November 8, 1994 (commencement of operations) to October 31, 1995, no sales charges were assessed on sales of the Fund's Class
A shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.

     -- The Transfer Agent. OppenheimerFunds Services acts as the Fund's Transfer Agent pursuant to a Transfer Agency and Service Agency Agreement dated November 22, 1995. Pursuant to the Agreement, the Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records and for shareholder servicing and administrative functions. As compensation therefor, the Fund is obligated to pay the Transfer Agent an annual maintenance fee for each Fund shareholder account and reimburse the Transfer Agent for its out of pocket expenses.

     - Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Fund for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds) who acquire shares of any Oppenheimer Quest Fund, and for (i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, (iii) accounts which have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory and Subadvisory Agreement. The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement.

     The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager s or the Sub-Adviser s overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub-Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust s Board under applicable rules of the SEC.

     In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into soft dollar arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such soft dollar arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Description of Brokerage Practices. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.


     Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub-Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consideration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer including Oppenheimer & Co., Inc. ("Opco"), an affiliate of the Sub-Adviser, acting as principal for its own account.

     The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     The following table presents information as to the allocation of brokerage commissions paid by the Fund for the fiscal period from November 8, 1994 (commencement of operations) to October 31,
1995:

Total                    Brokerage Commissions         Total Amount of Transactions
Brokerage                Paid to Opco             Where Brokerage Commissions
Commissions              Dollar                           Paid to Opco
Paid                Amount    %              Dollar Amount  %
$11,593             $4,461    38.5%               $2,153,416          39.8%

     During the period November 8, 1994 (commencement of operations) to October 31, 1995, $194 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $57,195.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the SEC, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class. To date, Class B and Class C shares have not been issued; accordingly, performance information for such classes of shares is not set forth below.

     Total returns for the Fund for the period November 8, 1994 (commencement of operations) to October 31, 1995 reflect the waiver of management fees and the assumption of all expenses by the Sub-Adviser. Without such waivers and expense assumptions, the total returns for the Fund for such period would have been lower. These waivers and expense assumptions terminated on February 1, 1996.

     -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

     -- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to November 24, 1995, the maximum initial sales charge on Class A shares was 5.50%. For Class B shares, the payment of the applicable contingent deferred sales charge (5% for the first year, 4% for the second year, 3% for the third and fourth years, 2% for the fifth year, 1% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

     The "cumulative total return" on Class A shares for the period from November 8, 1994 (commencement of operations) to October 31,
1995 was 23.44%.

     -- Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The cumulative total return at net asset value on the Fund's
Class A shares for the period from November 8, 1994 (commencement of operations) to October 31, 1995 was 23.44%.

Other Performance Comparisons.     From time to time the Fund may
refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.; (2) recognized indexes including but not limited to the Standard & Poor's Composite Stock Price Index, Standard & Poor's 400 Mid-Cap Index, Consumer Price Index and Dow Jones Industrial Average; and (3) Money Magazine and other financial publications including magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility, standard deviation or other methods of performance based on the method used by the publishers of the information. Advertising materials for the Fund may also compare the Fund's total return to money market fund yields and rates on certificates of deposit, U.S. Government Securities and corporate bonds, may compare growth stocks to value stocks and may refer to current or historic financial or economic trends or conditions.

     The performance of the Fund may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and rankings are prepared without regard to tax consequences. In addition to the mutual fund rankings, performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

     The total return on an investment in the Fund's shares may be compared with performance for the same period of the S&P Mid-Cap 400 Index as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

     The performance of the Fund's Class A, Class B, or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors may also wish to compare the Fund's Class A, Class
B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.




Distribution and Service Plans

     The Trust has adopted separate Amended and Restated Distribution and Service Plans and Agreements for Class A, Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will compensate the Distributor for distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreement ("Independent Trustees"), cast in person at a meeting on June 22, 1995 called for the purpose, among others, of voting on that Plan. The Class A Plan has been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of such class at a meeting on November 3, 1995. The Class B and Class C Plans are subject to approval by the shareholders of such classes; as of this date, Class B and Class C shares have not been issued.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its "Independent Trustees" by a vote cast in person at a meeting called for the purpose of voting on such continuance.
Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board of Trustees and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The reports shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount.

     The Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class A, Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the Class A, Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class A, Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

     Although the Plans permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     The Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amounts paid by the Fund during that period. The asset-based sales charges paid to the Distributor by the Fund under the Plans are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares: (i) financing the advance of the service fee payment to Recipients under the Plan,
(ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).

     - The Prior Plans. From the inception date of the Fund on November 8, 1994 through to and including November 22, 1995, OpCap Distributors (formerly known as Quest for Value Distributors) served as Distributor to the Fund and provided distribution services for the Fund's Class A shares pursuant to a plan adopted under the Investment Company Act (the "Prior Plan"). For the period from November 8, 1994 (commencement of operations) to October 31, 1995, no fees were payable under the Prior Plan and OpCap Distributors paid no distribution and service fees to Oppenheimer & Co., Inc., an affiliated broker-dealer, with respect to the Fund.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities generally as follows: (i) equity securities traded on a securities exchange or on the NASDAQ for which last sale information is regularly reported are valued at the last sales prices on their primary exchange or the NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded;
(iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; and (viii) securities traded on foreign exchanges are valued at the closing or last sales prices reported on a principal exchange, or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect net asset value, in which case an adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The value of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     In the case of Municipal Securities, U.S. Government securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). With the approval of the Trust's Board of Trustees, the Manager may employ a pricing service, bank or broker-dealer experienced in such matters to price any of the types of securities described above. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     The Fund values puts, calls and Futures at the last sales price on the principal exchange or on the NASDAQ on which they are traded. If there were no sales on the principal exchange, the last sale or any exchange is used. In the absence of any sales that day, value shall be the last reported sales price on the prior trading day or closing bid or asked prices on the principal exchange closets to the last reported sales price.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

     -- The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

     Oppenheimer Tax-Free Bond Fund
     Oppenheimer New York Tax-Exempt Fund
     Oppenheimer California Tax-Exempt Fund
     Oppenheimer Intermediate Tax-Exempt Fund
     Oppenheimer Insured Tax-Exempt Fund
     Oppenheimer Main Street California Tax-Exempt Fund
     Oppenheimer Florida Tax-Exempt Fund
     Oppenheimer Pennsylvania Tax-Exempt Fund
     Oppenheimer New Jersey Tax-Exempt Fund
     Oppenheimer Fund
     Oppenheimer Discovery Fund
     Oppenheimer Target Fund
     Oppenheimer Growth Fund
     Oppenheimer Equity Income Fund
     Oppenheimer Value Stock Fund
     Oppenheimer Asset Allocation Fund
     Oppenheimer Total Return Fund, Inc.
     Oppenheimer Main Street Income & Growth Fund
     Oppenheimer High Yield Fund
     Oppenheimer Champion Income Fund
     Oppenheimer Bond Fund
     Oppenheimer U.S. Government Trust
     Oppenheimer Limited-Term Government Fund
     Oppenheimer Global Fund
     Oppenheimer Global Emerging Growth Fund
     Oppenheimer Global Growth & Income Fund
     Oppenheimer Gold & Special Minerals Fund
     Oppenheimer Strategic Income Fund
     Oppenheimer Strategic Income & Growth Fund
     Oppenheimer International Bond Fund
     Oppenheimer Enterprise Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Quest Growth & Income Value Fund
     Oppenheimer Quest Small Cap Value Fund
     Oppenheimer Quest Officers Value Fund
     Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Value Fund, Inc.
     The Bond Fund For Growth
     Limited Term New York Municipal Fund
     Rochester Fund Municipals

and the following "Money Market Funds":

     Oppenheimer Money Market Fund, Inc.
     Oppenheimer Cash Reserves
     Centennial Money Market Trust
     Centennial Tax Exempt Trust
     Centennial Government Trust
     Centennial New York Tax Exempt Trust
     Centennial California Tax Exempt Trust
     Centennial America Fund, L.P.
     Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by Oppenheimer funds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an Oppenheimer funds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.


     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     - Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and
(c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     -- Involuntary Redemptions. The Board of Trustees has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension, profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from Oppenheimer funds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Oppenheimer funds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the Oppenheimer funds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the Oppenheimer funds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. At present Rochester Fund Municipals, The Bond Fund For Growth and Limited Term New York Municipal Fund have limited exchange rights; please see their prospectuses for additional information. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distribution. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Custodian. State Street Bank and Trust Company acts as custodian of the assets of the Trust. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

     Independent Accountants. Price Waterhouse LLP has been selected to serve as the Fund's independent auditors with respect to the fiscal year ending October 31, 1996. Their services include examining the annual financial statements of the Fund as well as other related services. KPMG Peat Marwick LLP previously served as the independent auditors of the Fund.

Retirement Plans. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of the 401-k program offered by the Distributor. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future perfor-

mance of any OppenheimerFunds products.

                                 EXAMPLES

           Benefits of Long Term Tax-Free            Benefits of Long Term Tax-Free
               Compounding - Single Sum                           Compounding - Periodic Investment
          Amount of Contribution: $100,000                   Amount Invested Annually: $2,000
                      Rates of Return                                   Rates of Return
Years  8.00%   10.00%    12.00%    Years     8.00%     10.00%    12.00%
                       Value at End                                       Value at End
5    $  146,933     $  161,051     $  176,234     5    $ 12,672  $ 13,431  $ 14,230
10   $  215,892     $  259,374     $  310,585     10   $ 31,291  $ 35,062  $ 39,309
15   $  317,217     $  417,725     $  547,357     15   $ 58,649  $ 69,899  $ 83,507
20   $  466,096     $  672,750     $  964,629     20   $ 98,846  $126,005  $161,397
25   $  684,848     $1,083,471     $1,700,006     25   $157,909  $216,364  $298,668
30   $1,006,266     $1,744,940     $2,995,992     30   $244,692  $361,887  $540,585


Comparison of Taxable and Tax-Free Investing - Periodic Investments (Assumed Tax Rate: 28%)
Amount of Annual Contribution (Pre-Tax): $2,000      Annual Contribution (After Tax): $1,440
            Tax Deferred Rates of Return                    Fully Taxed Rates of Return
Years  8.00%   10.00%    12.00%    Years     5.76%     7.20%     8.64%
                         Value at End                                        Value at End
5    $ 12,672  $ 13,431  $ 14,230  5    $  8,544  $  8,913  $  9,296
10   $ 31,291  $ 35,062  $ 39,309  10   $ 19,849  $ 21,531  $ 23,364
15   $ 58,649  $ 69,899  $ 83,507  15   $ 34,807  $ 39,394  $ 44,654
20   $ 98,846  $126,005  $161,397  20   $ 54,598  $ 64,683  $76,874
25   $157,909  $216,364  $298,668  25   $ 80,785  $100,485  $125,635
30   $244,692  $361,887  $540,585  30   $115,435  $151,171  $199,492


         Comparison of Tax Deferred Investing -- Deducting Taxes at End
                        (Amount of Tax Rate as End: 28%)
                     Amount of Annual Contribution: $2,000

                                   Tax Deferred Rates of Return
                    Years   8.00%    10.00%    12.00%
                                             Value at End
                    5       $ 11,924 $ 12,470  $ 13,046
                    10      $ 28,130 $ 30,485  $ 33,903
                    15      $ 50,627 $ 58,728  $ 68,525
                    20      $ 82,369 $101,924  $127,406
                    25      $127,694 $169,782  $229,041
                    30      $192,978 $277,359  $406,021

------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------

To the Shareholders and Trustees of Quest for Value Family of Funds:

We have audited the accompanying statement of assets and liabilities of the Officers Fund of Quest for Value Family of Funds, including the schedule of investments, as of October 31, 1995 and the related statements of operations, changes in net assets and financial highlights for the period November 8, 1994 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Officers Fund of Quest for Value Family of Funds, as of October 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the period November 8, 1994 (commencement of operations) to October 31, 1995, in conformity with generally accepted accounting principles.

                                         /s/ KPMG Peat Marwick LLP

                                                 KPMG Peat Marwick LLP


New York, New York
December 20, 1995

------------------------------------------------------------------------------
                         QUEST FOR VALUE FAMILY OF FUNDS
                                  OFFICERS FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1995
------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                VALUE
-----------                                                         ------------

                    U.S. GOVERNMENT AGENCY-16.3%
                    Tennessee Valley Authority
   $600,000           5.59%, 1/18/96
                        (cost--$592,733).........................      $592,733
                                                                   ------------

                    SHORT-TERM CORPORATE NOTES-27.7%
                    MISCELLANEOUS FINANCIAL SERVICES
                    Federal Home Loan Mortgage Corp.
   $490,000           5.57%, 12/18/95...........................       $486,437
    225,000           5.58%, 1/22/96............................        222,140
    303,000           5.60%, 11/02/95...........................        302,953
                                                                   ------------
                        (cost--$1,011,530)......................     $1,011,530
                                                                   ------------

  SHARES            COMMON STOCKS-58.5%
----------
                    AUTOMOTIVE-5.1%
      5,100         Varity Corp. *..............................       $184,875
                                                                   ------------

                    CASINOS/GAMING-5.0%
     10,800         Trump Hotels & Casinos Resorts, Inc. *......        183,600
                                                                   ------------

                    ELECTRICAL EQUIPMENT-3.9%
      5,000         UCAR International Inc.*....................        142,500
                                                                   ------------

                    HEALTHCARE SERVICES-4.3%
      3,200         Columbia/HCA Healthcare Corp................        157,200
                                                                   ------------

                    INSURANCE-22.4%
      6,000         EXEL Ltd....................................        321,000
      5,700         Mid Ocean Ltd...............................        201,638
      7,100         Progressive Corp., Ohio.....................        294,650
                                                                   ------------
                                                                        817,288
                                                                   ------------

                    OIL/GAS-5.3%
      4,100         Triton Energy Corp. *.......................        191,162
                                                                   ------------

                    TOBACCO/BEVERAGES/FOOD PRODUCTS-8.8%
      2,200         Philip Morris Companies, Inc................        185,900
      4,500         UST, Inc....................................        135,000
                                                                   ------------
                                                                        320,900
                                                                   ------------

                    TOYS/GAMES/HOBBY-3.7%
      4,400         Hasbro, Inc.................................        134,200
                                                                   ------------

                    Total Common Stocks
                      (cost--$1,837,098)........................     $2,131,725
                                                                   ------------

TOTAL INVESTMENTS
  (cost--$3,441,361).................          102.5%                $3,735,988

Other Liabilities in Excess of
  Other Assets ......................           (2.5)                   (89,420)
                                           -------------           ------------
TOTAL NET ASSETS ....................          100.0%                $3,646,568
                                           -------------           ------------
                                           -------------           ------------
-------------------------------------
*Non-income producing security.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         QUEST FOR VALUE FAMILY OF FUNDS
                                  OFFICERS FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------


                                     ASSETS


Investments, at value (cost--$3,441,361)..............  $3,735,988
Cash..................................................      15,975
Receivable for investments sold.......................     378,649
Receivable from adviser...............................      27,467
Deferred organization expenses........................       6,086
Prepaid expenses and other assets.....................       6,586
                                                       -----------
  Total Assets........................................                $4,170,751


                                   LIABILITIES


Payable for investments purchased.....................     506,176
Deferred organization expenses payable................       1,500
Other payables and accrued expenses...................      16,507
                                                       -----------
  Total Liabilities...................................                   524,183
                                                                     -----------

                                   NET ASSETS

Shares of beneficial interest at par..................       2,964
Paid-in-surplus.......................................   3,029,959
Accumulated undistributed net investment income.......      61,380
Accumulated undistributed net realized
  gain on investments.................................     257,638
Net unrealized appreciation on investments............     294,627
                                                       -----------
  Total Net Assets....................................                $3,646,568
                                                                     -----------
                                                                     -----------


   Shares of beneficial interest outstanding
   (unlimited authorized, $.01 par value per share)...     296,399
                                                       -----------
   Net asset value per share..........................      $12.30
                                                       -----------
                                                       -----------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         QUEST FOR VALUE FAMILY OF FUNDS
                                  OFFICERS FUND
                            STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 8, 1994 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995
--------------------------------------------------------------------------------


INVESTMENT INCOME:
  Interest................................................    $44,042
  Dividends...............................................     24,804
                                                           ----------
       Total investment income............................               $68,846


EXPENSES:
  Investment advisory fee (note 2a).......................    $28,182
  Auditing, consulting and tax return preparation fees....      8,500
  Custodian fees..........................................      6,000
  Reports and notices to shareholders.....................      3,845
  Transfer and dividend disbursing agent fees.............      2,916
  Legal fees..............................................      1,500
  Registration fees.......................................      1,478
  Amortization of deferred organization expenses
    (note 1c).............................................      1,486
  Miscellaneous...........................................      1,742
                                                           ----------
       Total operating expenses...........................     55,649
       Less: Investment advisory fees waived and
              expense reimbursements (note 2a)............    (55,649)
                                                           ----------


           Net operating expenses.........................                     0
                                                                       ---------

           Net investment income..........................                68,846
                                                                       ---------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS - NET:
  Net realized gain on investments........................              $257,638
  Net unrealized appreciation on investments..............               294,627
                                                                       ---------
  Net realized gain and net unrealized appreciation
        on investments....................................               552,265
                                                                       ---------
Net increase in net assets resulting from operations......              $621,111
                                                                       ---------
                                                                       ---------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         QUEST FOR VALUE FAMILY OF FUNDS
                                  OFFICERS FUND
                       STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD NOVEMBER 8, 1994 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995
--------------------------------------------------------------------------------


OPERATIONS
 Net investment income............................................      $68,846
 Net realized gain on investments.................................      257,638
 Net unrealized appreciation on investments.......................      294,627
                                                                   ------------
   Net increase in net assets resulting from operations...........      621,111
                                                                   ------------

DIVIDENDS TO SHAREHOLDERS OF BENEFICIAL INTEREST
 Net investment income ($.037 per share)...........................      (7,466)
                                                                   ------------


SHARE TRANSACTIONS OF BENEFICIAL INTEREST

 Net proceeds from sales...........................................   3,529,359
 Reinvestment of dividends.........................................       7,226
 Cost of shares redeemed...........................................    (503,662)
                                                                   ------------
    Net increase in net assets from share transactions
      of beneficial interest.......................................   3,032,923
                                                                   ------------

    Total increase in net assets...................................   3,646,568


NET ASSETS:
  Beginning of period..............................................           0
                                                                   ------------
  End of period (including undistributed net investment income of $61,380)....................................................  $3,646,568
                                                                   ------------
                                                                   ------------


SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED

 Issued............................................................     339,572
 Issued from reinvestment of dividends.............................         713
 Redeemed..........................................................     (43,886)
                                                                   ------------
   Net increase....................................................     296,399
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         QUEST FOR VALUE FAMILY OF FUNDS
                                   OFFICERS FUND
                           NOTES TO FINANCIAL STATEMENTS
                                  OCTOBER 31, 1995
--------------------------------------------------------------------------------

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Quest for Value Officers Fund (the "Fund") is one of nine portfolios in the Quest for Value Family of Funds, a Massachusetts business trust. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and commenced operations on November 8, 1994. Quest for Value Advisors (the "Adviser") serves as the Fund's investment adviser and provides accounting and administrative services to the Fund. Quest for Value Distributors (the "Distributor") serves as the Fund's distributor. Both the Advisor and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

     The Fund is authorized to issue three separate classes of shares; Class A, Class B and Class C shares. Initially, only shares of Class A will be offered to officers, directors (trustees) and employees of Oppenheimer Capital and its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them. Shares of each Class represent an identical interest in the investment portfolio of the Fund, and generally have the same rights, but are offered under different sales charge and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

     (a) VALUATION OF INVESTMENTS

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

     (b) FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders; accordingly, no Federal income tax provision is required.

     (c) DEFERRED ORGANIZATION EXPENSES

     Costs incurred by the Fund in connection with its organization approximated $7,600. These costs have been deferred and are being amortized to expense on a straight line basis over sixty months from commencement of operations.

     (d) SECURITIES TRANSACTIONS AND OTHER INCOME

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     (e) DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's policy to declare and pay dividends from net investment income and to make distributions from net realized capital gains annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date.

(2) INVESTMENT ADVISORY FEE, DISTRIBUTION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The investment advisory fee is payable monthly to the Adviser and is computed as percentage of the Fund's net assets as of the close of business each day at an annual rate of 1.00%.

     For the period November 8, 1994 (commencements of operations) to October 31, 1995, the Adviser has voluntarily waived its investment advisory fee of $28,182 and reimbursed the Fund for all other operating expenses of $27,467.

--------------------------------------------------------------------------------
                         QUEST FOR VALUE FAMILY OF FUNDS
                                  OFFICERS FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

     (b) The Fund has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which the Fund is permitted to compensate the Distributor in connection with the distribution of shares of beneficial Under the Plan, the Distributor may enter into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the Fund pays the Distributor compensation accrued daily and payable monthly at an annual rate of .25% of average daily net assets for Class A. Compensation for Class B and Class C shares of the Fund is at an annual rate of .75% of average daily net assets. All three classes also pay a service fee at an annual rate of .25%. Distribution and service fees may be paid by the Distributor to broker dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of shares of beneficial interest. While payments under the Plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually incurred by the Distributor.

     For the period November 8, 1994 (commencement of operations) to October 31, 1995, there were no distribution related activities; therefore no compensation accrued or paid by the Fund.

     (c) Total brokerage commissions paid by the Fund amounted to $11,593 of which $4,461 was paid to Oppenheimer & Co., Inc., an affiliate of the Adviser.

(3) PURCHASES AND SALES OF SECURITIES

     For the period November 8, 1994 (commencement of operations) to October 31, 1995, purchases and sales of investment securities, other than short-term securities, aggregated $3,805,864 and $2,226,410, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     At October 31, 1995, the cost of investments for Federal income tax purposes was the same as the cost of investments for financial statement purposes. Aggregate gross unrealized appreciation (all investments in which there is an excess of value over tax cost) amounted to $296,000 and aggegrate gross unrealized depreciation (all investments in which there is an excess of tax cost over value) amounted to $1,373, resulting in net unrealized appreciation of $294,627.

(5) SUBSEQUENT EVENTS

     On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors), their parent Oppenheimer Capital and Oppenheimer Management Corporation ("OMC") consummated a transaction which resulted in the sale to OMC of certain mutual fund assets of OCC Distributors and OpCap Advisors including the transfer of the management agreements and other contracts relating to certain Quest for Value Funds and the use of the name "Quest for Value". As part of the transaction, certain former Quest for Value Funds, including the Quest for Value Fund, the Opportunity Fund, the Small Capitalization Fund, the Officers Fund and the Growth and Income Fund, portfolios of Quest for Value Family of Funds, have entered into an investment advisory agreement with OMC and OMC has entered into a sub-advisory agreement with OpCap Advisors with respect to each of such Funds. Pursuant to the transaction, the U.S. Government Income Fund, the Investment Quality Income Fund, the National Tax-Exempt Fund, the California Tax-Exempt Fund and the New York Tax-Exempt Fund were reorganized into the Oppenheimer U.S. Government Trust, the Oppenheimer Bond Fund, the Oppenheimer Tax-Free Bond Fund, the Oppenheimer California Tax-Exempt Fund and the Oppenheimer New York Tax-Exempt Fund, respectively.

--------------------------------------------------------------------------------
                         QUEST FOR VALUE FAMILY OF FUNDS
                                  OFFICERS FUND
                              FINANCIAL HIGHLIGHTS
        NOVEMBER 8, 1994 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

    Net Asset Value, beginning of period.......................................................        $10.00 (1)
                                                                                                -------------
    Net investment income......................................................................          0.24

    Net realized and unrealized gain on investments............................................          2.10
                                                                                                -------------

      Total from investment operations.........................................................          2.34

    Dividends to shareholders from net investment income.......................................         (0.04)
                                                                                                -------------
    Net Asset Value, end of period.............................................................        $12.30
                                                                                                -------------
                                                                                                -------------

    Total investment return*...................................................................         23.44%
                                                                                                -------------

    Net assets, end of period..................................................................    $3,646,568
                                                                                                -------------
    Ratio of net operating expenses to average net assets......................................         0.00%(2,3,4)
                                                                                                -------------

    Ratio of net investment income to average net assets.......................................         2.44%(2,3,4)
                                                                                                -------------
    Portfolio turnover rate....................................................................          108%
                                                                                                -------------

--------------------------------------------------------------------------------

(1)  Offering price.
(2) During the period presented above, the Adviser has voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the annualized ratio of net operating expenses to average daily net assets and the annualized ratio of net investment income to average daily net assets would have been 1.97% and 0.47%, respectively.
(3) Average net assets for the period November 8, 1994 (commencement of operations) to October 31, 1995 were $2,873,318.
(4)  Annualized.

 * Assumes reinvestment of all dividends. Aggregate (not annualized) total return is shown.

                                Appendix A

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Oppenheimer Quest Officers Value Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036


prosp\229SAI.#1